MAP-GOVERNMENT FUND, INC.
             520 Broad Street, Newark, NJ 07102-3111
                         1-800-559-5535

               Supplement dated September 24, 1998
 To Prospectus Dated May 1, 1998, as Supplemented August 6, 1998

This supplement should be read in conjunction with the prospectus for the MAP-Government Fund, Inc. (the "Fund"), a copy of which can be obtained without charge from First Priority Investment Corporation ("First Priority"), 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-GOVERNMENT FUND, INC., or by telephoning 1-800-559-5535.

MBL Life Assurance Corporation, ("MBL Life"), the ultimate parent company of First Priority and sponsor of the Fund, together with certain related entities (together, the "MBL Entities") are the owners of approximately 96% of the outstanding shares of the Fund as of September 16, 1998. As previously disclosed, the MBL Entities will no longer retain their respective interests in the Fund on or about December 31, 1998.

The Board of Directors of the Fund has voted to liquidate the Fund and develop a plan of dissolution. Accordingly, the Board, in anticipation of the dissolution, has agreed to discontinue sales of the Fund to new and existing shareholders, with the exception of MBL Entities, and shareholders of MAP-Equity Fund ("Equity") who maintain the right to exchange shares of Equity for those of the Fund.

However,  the  Board has also voted to discontinue  the  Exchange
Privilege between the Fund and Equity, as described on pages 9-10 of the Fund's Prospectus. The discontinuance will be effective
60 days from the date of this Supplement.

The Accidental Death Benefit described on pages 14-15 of the Fund's prospectus will be discontinued on December 31, 1998.